Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2026

Basis of Presentation
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
Non-GAAP Financial Measures
This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.
Fully-Taxable Equivalent (FTE) Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets,
•Tangible common equity to risk-weighted assets using Basel III definition, and
•Adjusted common equity tier 1 (CET1).
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. The tangible common equity ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. The adjusted CET1 ratio differs from the defined CET1 regulatory capital ratio the Company is subject to by including the impact of accumulated other comprehensive income (loss) (AOCI) excluding cash flow hedges in the calculation of the capital ratio. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	March 31,	Percent Changes vs.
	2026	2025	2025	4Q25	1Q25
Net interest income - FTE (1)	$1,910	$1,609	$1,441	19%	33%
FTE adjustment	(19)	(17)	(15)	(12)	(27)
Net interest income	1,891	1,592	1,426	19	33
Provision for credit losses	158	123	115	28	37
Noninterest income	682	582	494	17	38
Noninterest expense	1,774	1,420	1,152	25	54
Income before income taxes	641	631	653	2	(2)
Provision for income taxes	114	108	122	6	(7)
Income after income taxes	527	523	531	1	(1)
Income attributable to non-controlling interest	4	4	4	—	—
Net income attributable to Huntington	523	519	527	1	(1)
Dividends on preferred shares	41	43	27	(5)	52
Net income applicable to common shares	$482	$476	$500	1%	(4)%

Net income per common share - diluted	$0.25	$0.30	$0.34	(17)%	(26)%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	9.55	9.89	8.80	(3)	9
Average common shares - basic	1,869	1,544	1,454	21	29
Average common shares - diluted	1,901	1,570	1,482	21	28
Ending common shares outstanding	2,027	1,568	1,457	29	39
Return on average assets	0.81%	0.93%	1.04%
Return on average common shareholders’ equity	7.2	8.9	11.3
Return on average tangible common shareholders’ equity (2)	11.6	12.7	16.7
Net interest margin (1)	3.24	3.15	3.10
Efficiency ratio (3)	67.2	64.2	58.9
Effective tax rate	17.8	17.2	18.6
Average total assets	$262,170	$220,230	$205,087	19%	28%
Average earning assets	238,973	202,511	188,299	18	27
Average loans and leases	174,216	146,607	130,862	19	33
Average total deposits	204,616	173,156	161,600	18	27
Average Huntington shareholders’ equity	29,896	23,896	19,997	25	50
Average common shareholders' equity	27,050	21,165	18,007	28	50
Average tangible common shareholders' equity	18,024	15,150	12,375	19	46
Total assets at end of period	285,372	225,106	209,596	27	36
Total Huntington shareholders’ equity at end of period	32,535	24,342	20,434	34	59

NCOs as a % of average loans and leases	0.26%	0.24%	0.26%
NAL ratio	0.71	0.62	0.56
NPA ratio (4)	0.72	0.63	0.61
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.72	1.70	1.71
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.78	1.83	1.87
Common equity tier 1 risk-based capital ratio (5)	10.2	10.4	10.6
Tangible common equity / tangible asset ratio (6)	7.0	7.1	6.3
See Notes to Quarterly Key Statistics.

Notes to Quarterly Key Statistics
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(5)March 31, 2026 figure is estimated.
(6)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets), which represents a non-GAAP measure. Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate. See page 16 for reconciliation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in millions)	2026	2025	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$2,096	$1,783	18%
Interest-earning deposits with banks	17,579	12,295	43
Trading account securities	199	63	216
Available-for-sale securities	35,557	26,132	36
Held-to-maturity securities	14,768	15,258	(3)
Other securities	1,281	994	29
Loans held for sale	1,073	1,415	(24)
Loans and leases (1)	188,818	149,642	26
Allowance for loan and lease losses	(3,243)	(2,537)	(28)
Net loans and leases	185,575	147,105	26
Bank-owned life insurance	3,673	2,902	27
Accrued income and other receivables	2,197	2,621	(16)
Premises and equipment	2,138	1,321	62
Goodwill	9,527	5,997	59
Servicing rights and other intangible assets	1,727	752	130
Other assets	7,982	6,468	23
Total assets	$285,372	$225,106	27%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$223,482	$176,610	27%
Short-term borrowings	1,875	1,261	49%
Long-term debt	21,594	17,221	25
Other liabilities	5,840	5,635	4
Total liabilities	252,791	200,727	26

Shareholders' equity
Preferred stock	2,881	2,731	5
Common stock	20	16	25
Capital surplus	25,273	17,244	47
Less treasury shares, at cost	(95)	(92)	(3)
Accumulated other comprehensive income (loss)	(2,059)	(1,908)	(8)
Retained earnings	6,515	6,351	3
Total Huntington shareholders’ equity	32,535	24,342	34
Non-controlling interest	46	37	24
Total equity	32,581	24,379	34
Total liabilities and equity	$285,372	$225,106	27%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	2,027,130,587	1,567,732,506
Treasury shares outstanding	7,269,138	7,187,541
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	891,900	885,000
(1)See page 4 for detail of loans and leases.
(2)See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2026		2025		2025		2025		2025
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$89,282	47%	$69,442	46%	$62,978	45%	$60,723	45%	$58,948	45%
Commercial real estate	24,337	13	15,209	10	10,732	8	10,698	8	10,968	8
Lease financing	5,796	3	5,727	4	5,515	4	5,516	4	5,451	4
Total commercial	119,415	63	90,378	60	79,225	57	76,937	57	75,367	57
Consumer:
Residential mortgage	33,458	19	24,777	17	24,502	18	24,527	19	24,369	19
Automobile	15,953	8	16,168	11	15,996	12	15,382	11	14,877	11
Home equity	11,831	6	10,395	7	10,314	7	10,221	8	10,130	8
RV and marine	5,627	3	5,682	4	5,805	4	5,907	4	5,939	4
Other consumer	2,534	1	2,242	1	2,114	2	1,986	1	1,823	1
Total consumer	69,403	37	59,264	40	58,731	43	58,023	43	57,138	43
Total loans and leases	$188,818	100%	$149,642	100%	$137,956	100%	$134,960	100%	$132,505	100%

Ending balances by business segment:
Consumer & Regional Banking	$104,578	55%	$79,069	53%	$75,027	55%	$73,887	55%	$72,653	55%
Commercial Banking	84,199	45	70,391	47	62,755	45	60,823	45	59,726	45
Treasury / Other	41	—	182	—	174	—	250	—	126	—
Total loans and leases	$188,818	100%	$149,642	100%	$137,956	100%	$134,960	100%	$132,505	100%

Average balances by business segment:
Consumer & Regional Banking	$95,969	55%	$77,908	53%	$74,306	55%	$73,154	55%	$72,043	55%
Commercial Banking	78,029	45	68,388	47	61,373	45	59,806	45	58,588	45
Treasury / Other	218	—	311	—	265	—	211	—	231	—
Total loans and leases	$174,216	100%	$146,607	100%	$135,944	100%	$133,171	100%	$130,862	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2026		2025		2025		2025		2025
Ending balances by type:
Total deposits
Demand deposits - noninterest-bearing	$40,839	18%	$32,205	18%	$28,596	17%	$28,656	18%	$30,217	18%
Demand deposits - interest-bearing	61,086	27	48,510	27	46,056	28	45,468	28	44,992	28
Money market deposits	75,554	34	65,123	37	62,837	38	60,998	37	61,608	37
Savings deposits	18,971	9	15,426	9	14,986	9	15,112	9	15,179	9
Time deposits	27,032	12	15,346	9	12,737	8	13,146	8	13,341	8
Total deposits	$223,482	100%	$176,610	100%	$165,212	100%	$163,380	100%	$165,337	100%

Ending balances by business segment:
Consumer & Regional Banking	$153,000	69%	$117,188	66%	$110,043	67%	$111,926	68%	$112,972	68%
Commercial Banking	60,775	27	50,657	29	47,651	28	43,691	27	44,090	27
Treasury / Other	9,707	4	8,765	5	7,518	5	7,763	5	8,275	5
Total deposits	$223,482	100%	$176,610	100%	$165,212	100%	$163,380	100%	$165,337	100%

Average balances by business segment:
Consumer & Regional Banking	$138,557	67%	$114,613	66%	$111,138	68%	$112,135	69%	$110,974	69%
Commercial Banking	56,622	28	50,470	29	46,346	28	43,288	26	42,714	26
Treasury / Other	9,437	5	8,073	5	7,328	4	8,006	5	7,912	5
Total deposits	$204,616	100%	$173,156	100%	$164,812	100%	$163,429	100%	$161,600	100%

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2026	2025	2025	2025	2025	4Q25	1Q25
Assets:
Interest-earning deposits with banks	$15,634	$12,231	$11,823	$12,264	$11,632	28%	34%
Securities:
Trading account securities	235	112	629	634	487	110	(52)
Available-for-sale securities:
Taxable	28,063	22,879	23,485	24,015	24,245	23	16
Tax-exempt	3,441	3,405	3,318	3,251	3,254	1	6
Total available-for-sale securities	31,504	26,284	26,803	27,266	27,499	20	15
Held-to-maturity securities - taxable	14,975	15,397	15,752	16,130	16,358	(3)	(8)
Other securities	1,219	949	888	881	877	28	39
Total securities	47,933	42,742	44,072	44,911	45,221	12	6
Loans held for sale	1,190	931	893	746	584	28	104
Loans and leases: (2)
Commercial:
Commercial and industrial	81,535	67,378	61,440	59,393	57,555	21	42
Commercial real estate	21,138	14,268	10,692	10,785	11,021	48	92
Lease financing	5,754	5,498	5,483	5,458	5,476	5	5
Total commercial	108,427	87,144	77,615	75,636	74,052	24	46
Consumer:
Residential mortgage	30,392	25,098	24,511	24,423	24,299	21	25
Automobile	16,056	16,114	15,693	15,132	14,665	—	9
Home equity	11,325	10,372	10,264	10,196	10,123	9	12
RV and marine	5,631	5,747	5,860	5,921	5,951	(2)	(5)
Other consumer	2,385	2,132	2,001	1,863	1,772	12	35
Total consumer	65,789	59,463	58,329	57,535	56,810	11	16
Total loans and leases	174,216	146,607	135,944	133,171	130,862	19	33
Total earning assets	238,973	202,511	192,732	191,092	188,299	18	27
Cash and due from banks	1,778	1,396	1,445	1,407	1,404	27	27
Goodwill and other intangible assets	9,175	6,043	5,625	5,640	5,651	52	62
All other assets	12,244	10,280	9,925	9,713	9,733	19	26
Total assets	$262,170	$220,230	$209,727	$207,852	$205,087	19%	28%
Liabilities and shareholders' equity:
Interest-bearing deposits:
Demand deposits - interest-bearing	$52,985	$47,185	$45,980	$44,677	$43,582	12%	22%
Money market deposits	75,216	65,182	62,009	61,090	60,213	15	25
Savings deposits	18,033	15,360	15,042	15,127	14,866	17	21
Time deposits	22,864	14,661	12,773	13,290	13,993	56	63
Total interest-bearing deposits	169,098	142,388	135,804	134,184	132,654	19	27
Short-term borrowings	1,745	897	1,267	1,261	1,439	95	21
Long-term debt	20,248	17,335	17,433	17,776	16,901	17	20
Total interest-bearing liabilities	191,091	160,620	154,504	153,221	150,994	19	27
Demand deposits - noninterest-bearing	35,518	30,768	29,008	29,245	28,946	15	23
All other liabilities	5,624	4,907	4,826	4,788	5,102	15	10
Total liabilities	232,233	196,295	188,338	187,254	185,042	18	26
Total Huntington shareholders’ equity	29,896	23,896	21,348	20,548	19,997	25	50
Non-controlling interest	41	39	41	50	48	5	(15)
Total equity	29,937	23,935	21,389	20,598	20,045	25	49
Total liabilities and equity	$262,170	$220,230	$209,727	$207,852	$205,087	19%	28%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense
(Unaudited)

	Quarterly Interest Income / Expense (1) (2)
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Assets
Interest-earning deposits with banks	$141	$124	$134	$139	$129
Securities:
Trading account securities	2	—	7	6	4
Available-for-sale securities:
Taxable	258	212	246	278	287
Tax-exempt	42	43	41	41	42
Total available-for-sale securities	300	255	287	319	329
Held-to-maturity securities - taxable	99	103	105	107	108
Other securities	16	11	12	12	12
Total securities	417	369	411	444	453
Loans held for sale	18	14	15	12	9
Loans and leases:
Commercial:
Commercial and industrial	1,191	1,023	959	914	873
Commercial real estate	327	233	187	183	185
Lease financing	99	91	93	92	89
Total commercial	1,617	1,347	1,239	1,189	1,147
Consumer:
Residential mortgage	353	269	259	253	250
Automobile	232	241	234	219	207
Home equity	193	184	190	186	183
RV and marine	76	80	80	79	78
Other consumer	58	54	55	51	48
Total consumer	912	828	818	788	766
Total loans and leases	2,529	2,175	2,057	1,977	1,913
Total earning assets	$3,105	$2,682	$2,617	$2,572	$2,504
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$246	$227	$235	$223	$205
Money market deposits	446	437	466	464	458
Savings deposits	30	19	13	11	7
Time deposits	198	137	116	124	140
Total interest-bearing deposits	920	820	830	822	810
Short-term borrowings	16	10	13	13	14
Long-term debt	259	243	251	254	239
Total interest-bearing liabilities	1,195	1,073	1,094	1,089	1,063
Net interest income	$1,910	$1,609	$1,523	$1,483	$1,441
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield / Rate
(Unaudited)

	Quarterly Average Yield / Rate (1)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Assets
Interest-earning deposits with banks	3.62%	4.03%	4.53%	4.52%	4.45%
Securities:
Trading account securities	3.70	2.58	4.03	3.72	3.67
Available-for-sale securities:
Taxable	3.67	3.72	4.19	4.62	4.73
Tax-exempt	4.86	4.99	5.02	4.93	5.22
Total available-for-sale securities	3.80	3.88	4.29	4.66	4.79
Held-to-maturity securities - taxable	2.65	2.66	2.66	2.66	2.64
Other securities	5.17	4.86	5.15	5.85	5.28
Total securities	3.48	3.46	3.72	3.95	4.01
Loans held for sale	6.19	6.13	6.52	6.43	6.48
Loans and leases: (2)
Commercial:
Commercial and industrial	5.85	5.94	6.11	6.09	6.07
Commercial real estate	6.17	6.39	6.86	6.71	6.72
Lease financing	6.86	6.48	6.69	6.66	6.49
Total commercial	5.96	6.05	6.25	6.22	6.19
Consumer:
Residential mortgage	4.65	4.29	4.23	4.15	4.11
Automobile	5.86	5.93	5.92	5.82	5.71
Home equity	6.89	7.02	7.34	7.32	7.33
RV and marine	5.44	5.53	5.41	5.31	5.34
Other consumer	9.88	10.11	10.82	10.88	11.01
Total consumer	5.59	5.54	5.57	5.49	5.44
Total loans and leases	5.82	5.84	5.96	5.91	5.87
Total earning assets	5.27	5.25	5.39	5.40	5.39
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.88	1.91	2.02	2.00	1.91
Money market deposits	2.41	2.66	2.99	3.05	3.08
Savings deposits	0.68	0.47	0.35	0.28	0.20
Time deposits	3.50	3.69	3.60	3.74	4.06
Total interest-bearing deposits	2.21	2.28	2.43	2.46	2.48
Short-term borrowings	3.83	4.45	3.90	4.37	3.87
Long-term debt	5.09	5.61	5.75	5.69	5.68
Total interest-bearing liabilities	2.53	2.65	2.81	2.85	2.86
Net interest rate spread	2.74	2.60	2.58	2.55	2.53
Impact of noninterest-bearing funds on margin	0.50	0.55	0.55	0.56	0.57
Net interest margin	3.24%	3.15%	3.13%	3.11%	3.10%

Additional information:
Commercial Loan Derivative Impact
Commercial loans (2) (3)	6.04%	6.23%	6.50%	6.49%	6.57%
Impact of commercial loan derivatives	(0.08)	(0.18)	(0.25)	(0.27)	(0.38)
Total commercial - as reported	5.96%	6.05%	6.25%	6.22%	6.19%
Average SOFR	3.66%	4.00%	4.33%	4.32%	4.33%

Total cost of deposits (4)	1.82%	1.88%	2.00%	2.02%	2.03%
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yields/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Interest income	$3,086	$2,665	$2,600	$2,556	$2,489
Interest expense	1,195	1,073	1,094	1,089	1,063
Net interest income	1,891	1,592	1,506	1,467	1,426
Provision for credit losses	158	123	122	103	115
Net interest income after provision for credit losses	1,733	1,469	1,384	1,364	1,311
Payments and cash management revenue	187	170	174	165	155
Wealth and asset management revenue	120	102	104	102	101
Customer deposit and loan fees	110	107	102	95	86
Capital markets and advisory fees	132	101	94	84	67
Mortgage banking income	32	39	43	28	31
Insurance income	21	22	20	19	20
Leasing revenue	13	19	23	10	14
Net gains (losses) on sales of securities	13	—	—	(58)	—
Other noninterest income	54	22	68	26	20
Total noninterest income	682	582	628	471	494
Personnel costs	992	845	757	722	671
Outside data processing and other services	311	222	198	182	170
Equipment	93	67	66	68	67
Net occupancy	85	56	57	54	65
Professional services	44	80	31	22	22
Marketing	37	36	34	28	29
Deposit and other insurance expense	35	(1)	9	20	37
Amortization of intangibles	41	13	11	11	11
Lease financing equipment depreciation	3	3	4	2	4
Other noninterest expense	133	99	79	88	76
Total noninterest expense	1,774	1,420	1,246	1,197	1,152
Income before income taxes	641	631	766	638	653
Provision for income taxes	114	108	133	96	122
Income after income taxes	527	523	633	542	531
Income attributable to non-controlling interest	4	4	4	6	4
Net income attributable to Huntington	523	519	629	536	527
Dividends on preferred shares	41	43	27	27	27
Net income applicable to common shares	$482	$476	$602	$509	$500

Average common shares - basic	1,869	1,544	1,459	1,457	1,454
Average common shares - diluted	1,901	1,570	1,485	1,481	1,482

Per common share
Net income - basic	$0.26	$0.31	$0.41	$0.35	$0.34
Net income - diluted	0.25	0.30	0.41	0.34	0.34
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,891	$1,592	$1,506	$1,467	$1,426
FTE adjustment	19	17	17	16	15
Net interest income (1)	1,910	1,609	1,523	1,483	1,441
Noninterest income	682	582	628	471	494
Total revenue (1)	$2,592	$2,191	$2,151	$1,954	$1,935
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2026	2025	2025	2025	2025	4Q25	1Q25
Net origination and secondary marketing income	$35	$28	$30	$26	$18	25%	94%
Net mortgage servicing income
Loan servicing income	32	26	26	26	26	23	23
Amortization of capitalized servicing	(21)	(20)	(17)	(18)	(13)	(5)	(62)
Operating income	11	6	9	8	13	83	(15)
MSR valuation adjustment (1)	(5)	13	(1)	—	(15)	(138)	67
Gains (losses) due to MSR hedging	(10)	(8)	4	(6)	15	(25)	(167)
Net MSR risk management	(15)	5	3	(6)	—	(400)	(100)
Total net mortgage servicing income	(4)	11	12	2	13	(136)	(131)
All other	1	—	1	—	—	100	100
Mortgage banking income	$32	$39	$43	$28	$31	(18)%	3%

Mortgage origination volume	$2,323	$2,178	$2,243	$2,412	$1,599	7%	45%
Mortgage origination volume for sale	1,457	1,421	1,516	1,508	938	3	55

Third party mortgage loans serviced (2)	$42,796	$34,407	$34,370	$33,925	$33,864	24%	26%
Mortgage servicing rights (2)	735	593	576	567	564	24	30
MSR % of investor servicing portfolio (2)	1.72%	1.72%	1.67%	1.67%	1.66%	—%	4%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Allowance for loan and lease losses, beginning of period	$2,537	$2,374	$2,331	$2,263	$2,244
Loan and lease charge-offs	(173)	(145)	(137)	(111)	(133)
Recoveries of loans and leases previously charged off	62	56	62	45	47
Net loan and lease charge-offs	(111)	(89)	(75)	(66)	(86)
Provision for loan and lease losses	250	109	118	134	105
Allowance on purchased credit deteriorated (PCD) loans and leases at acquisition	322	71	—	—	—
Allowance on purchased seasoned loans and leases at acquisition (1)	245	72	—	—	—
Allowance for loan and lease losses, end of period	3,243	2,537	2,374	2,331	2,263
Allowance for unfunded lending commitments, beginning of period	206	188	184	215	202
Provision (benefit) for unfunded lending commitments	(92)	14	4	(31)	13
Allowance for unfunded lending commitments at acquisition	11	4	—	—	—
Allowance for unfunded lending commitments, end of period	125	206	188	184	215
Total allowance for credit losses, end of period	$3,368	$2,743	$2,562	$2,515	$2,478
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.72%	1.70%	1.72%	1.73%	1.71%
Nonaccrual loans and leases (NALs)	243	272	294	277	302
Nonperforming assets (NPAs)	239	269	289	274	281
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.78%	1.83%	1.86%	1.86%	1.87%
Nonaccrual loans and leases (NALs)	253	295	317	299	331
Nonperforming assets (NPAs)	248	290	312	295	308
(1)    Reflects Huntington's October 1, 2025 adoption of Accounting Standards Update (ASU) 2025-08 applicable to purchased loans whereby non-PCD loans acquired in a business combination are deemed "purchased seasoned loans" and subject to the gross-approach resulting in recognition of an allowance for credit losses at acquisition.

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$1,390	$1,070	$1,084	$1,068	$1,017
Commercial real estate	819	569	419	417	443
Lease financing	96	92	65	63	60
Total commercial	2,305	1,731	1,568	1,548	1,520
Consumer
Residential mortgage	291	205	204	208	199
Automobile	178	181	172	161	150
Home equity	171	149	160	153	140
RV and marine	134	136	141	143	146
Other consumer	164	135	129	118	108
Total consumer	938	806	806	783	743
Total allowance for loan and lease losses	3,243	2,537	2,374	2,331	2,263
Allowance for unfunded lending commitments	125	206	188	184	215
Total allowance for credit losses	$3,368	$2,743	$2,562	$2,515	$2,478

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$54	$40	$39	$32	$48
Commercial real estate	2	8	(4)	(3)	(8)
Lease financing	—	(8)	1	2	4
Total commercial	56	40	36	31	44
Consumer:
Residential mortgage	1	—	—	1	—
Automobile	15	14	10	7	13
Home equity	—	—	1	—	—
RV and marine	7	6	4	5	7
Other consumer	32	29	24	22	22
Total consumer	55	49	39	35	42
Total net charge-offs	$111	$89	$75	$66	$86
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.26%	0.24%	0.25%	0.22%	0.33%
Commercial real estate	0.03	0.21	(0.13)	(0.14)	(0.26)
Lease financing	0.01	(0.53)	0.04	0.12	0.33
Total commercial	0.21	0.18	0.18	0.16	0.24
Consumer:
Residential mortgage	0.02	0.01	0.01	0.01	—
Automobile	0.38	0.36	0.26	0.19	0.35
Home equity	0.02	(0.01)	0.01	0.01	—
RV and marine	0.51	0.45	0.30	0.33	0.45
Other consumer	5.30	5.22	4.92	4.86	4.89
Total consumer	0.34	0.33	0.27	0.25	0.29
Net charge-offs as a % of average loans and leases	0.26%	0.24%	0.22%	0.20%	0.26%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Nonaccrual loans and leases (NALs):
Commercial and industrial	$824	$562	$455	$489	$413
Commercial real estate	188	133	131	138	118
Lease financing	9	8	10	10	11
Residential mortgage	185	107	97	93	90
Automobile	6	6	6	5	4
Home equity	117	113	108	105	110
RV and marine	2	2	1	2	2
Other consumer	1	—	—	—	—
Total nonaccrual loans and leases	1,332	931	808	842	748
Other real estate, net	22	13	10	10	8
Other NPAs (1)	3	1	3	—	48
Total nonperforming assets	$1,357	$945	$821	$852	$804

Nonaccrual loans and leases as a % of total loans and leases	0.71%	0.62%	0.59%	0.62%	0.56%
NPA ratio (2)	0.72	0.63	0.60	0.63	0.61
(NPA+90days)/(Loan+OREO) (3)	0.94	0.82	0.76	0.81	0.77

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Nonperforming assets, beginning of period	$945	$821	$852	$804	$822
Acquired nonperforming assets	295	81	—	—	—
New nonperforming assets	403	300	252	343	250
Returns to accruing status	(52)	(22)	(25)	(27)	(31)
Charge-offs	(121)	(75)	(62)	(57)	(55)
Payments	(108)	(141)	(167)	(203)	(178)
Sales	(5)	(19)	(29)	(8)	(4)
Nonperforming assets, end of period	$1,357	$945	$821	$852	$804
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate owned.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Accruing loans and leases past due 90+ days:
Commercial and industrial	$2	$1	$1	$4	$2
Commercial real estate	3	—	—	—	—
Lease financing	5	9	6	14	8
Residential mortgage (excluding loans guaranteed by the U.S. Government)	46	46	35	40	29
Automobile	12	14	12	10	8
Home equity	22	16	20	18	18
RV and marine	3	4	3	2	3
Other consumer	6	6	5	4	4
Total, excl. loans guaranteed by the U.S. Government	99	96	82	92	72
Add: loans guaranteed by U.S. Government	322	186	152	149	148
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$421	$282	$234	$241	$220

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.05%	0.06%	0.06%	0.07%	0.05%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.17	0.12	0.11	0.11	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22	0.19	0.17	0.18	0.17

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$32,535	$24,342	$22,248	$20,928	$20,434
Regulatory capital adjustments:
Shareholders’ preferred equity and related surplus	(2,891)	(2,741)	(2,741)	(1,999)	(1,999)
Accumulated other comprehensive loss	2,055	1,904	2,065	2,241	2,422
Goodwill and other intangibles, net of taxes	(10,180)	(5,999)	(5,481)	(5,508)	(5,520)
Deferred tax assets from tax loss and credit carryforwards	(359)	(220)	(167)	(123)	(68)
Common equity tier 1 capital	21,160	17,286	15,924	15,539	15,269
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,891	2,741	2,741	1,999	1,999
Tier 1 capital	24,051	20,027	18,665	17,538	17,268
Long-term debt and other tier 2 qualifying instruments	2,126	1,480	1,477	1,606	1,641
Qualifying allowance for loan and lease losses	2,595	2,086	1,880	1,859	1,811
Tier 2 capital	4,721	3,566	3,357	3,465	3,452
Total risk-based capital	$28,772	$23,593	$22,022	$21,003	$20,720
Risk-weighted assets (RWA) (1)	$208,126	$166,684	$150,222	$148,602	$144,632
Common equity tier 1 risk-based capital ratio (1)	10.2%	10.4%	10.6%	10.5%	10.6%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.5	9.3	9.0	8.5	8.5
Tier 1 risk-based capital ratio (1)	11.6	12.0	12.4	11.8	11.9
Total risk-based capital ratio (1)	13.8	14.2	14.7	14.1	14.3

Reconciliation of Non-GAAP Measure (2)
Common equity tier 1 (CET1) capital (A)	$21,160	$17,286	$15,924	$15,539	$15,269
Add: Accumulated other comprehensive income (loss) (AOCI)	(2,055)	(1,904)	(2,065)	(2,241)	(2,422)
Less: AOCI cash flow hedge	(49)	27	16	(7)	(90)
Adjusted common equity tier 1 (B)	19,154	15,355	13,843	13,305	12,937
Risk-weighted assets (C)	208,126	166,684	150,222	148,602	144,632
CET1 ratio (A/C)	10.2%	10.4%	10.6%	10.5%	10.6%
Adjusted CET1 ratio (B/C)	9.2	9.2	9.2	9.0	8.9
(1)March 31, 2026 figures are estimated.
(2) Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following provides the comparable regulatory financial measure, as well as the reconciliation to the comparable regulatory financial measure.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly Common Stock Summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions):
Average - basic	1,869	1,544	1,459	1,457	1,454
Average - diluted	1,901	1,570	1,485	1,481	1,482
Ending	2,027	1,568	1,459	1,459	1,457
Tangible book value per common share	$9.55	$9.89	$9.54	$9.13	$8.80

Non-Regulatory Capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$32,535	$24,342	$22,248	$20,928	$20,434
Goodwill and other intangible assets	(10,496)	(6,142)	(5,611)	(5,635)	(5,646)
Deferred tax liability on other intangible assets (1)	203	30	13	16	18
Total tangible equity	22,242	18,230	16,650	15,309	14,806
Preferred equity	(2,881)	(2,731)	(2,731)	(1,989)	(1,989)
Total tangible common equity	$19,361	$15,499	$13,919	$13,320	$12,817
Total assets	$285,372	$225,106	$210,228	$207,742	$209,596
Goodwill and other intangible assets	(10,496)	(6,142)	(5,611)	(5,635)	(5,646)
Deferred tax liability on other intangible assets (1)	203	30	13	16	18
Total tangible assets	$275,079	$218,994	$204,630	$202,123	$203,968
Shareholders' equity / total assets	11.4%	10.8%	10.6%	10.1%	9.7%
Tangible equity / tangible asset ratio	8.1	8.3	8.1	7.6	7.3
Tangible common equity / tangible asset ratio	7.0	7.1	6.8	6.6	6.3
Tangible common equity / RWA ratio (2)	9.3	9.3	9.3	9.0	8.9
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Estimated at March 31, 2026.

Other Data

	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Number of employees (Average full-time equivalent)	24,641	20,924	20,247	20,242	20,092
Number of domestic full-service branches (1)	1,403	1,005	972	971	968
ATM Count	2,043	1,591	1,569	1,565	1,560
(1)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data (continued)
(Unaudited)

Return on Average Tangible Common Shareholders' Equity

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2026	2025	2025	2025	2025
Calculation of average tangible common shareholders' equity ratio:
Average Huntington common shareholders' equity	$27,050	$21,165	$19,197	$18,559	$18,007
Less: Intangible assets and goodwill, net of tax effect	9,026	6,015	5,610	5,624	5,632
Average tangible common shareholders' equity (A)	$18,024	$15,150	$13,587	$12,935	$12,375
Net income applicable to common shares	$482	$476	$602	$509	$500
Add: Amortization of intangibles, net of deferred tax	33	10	8	9	9
Adjusted net income applicable to common shares	$515	$486	$610	$518	$509
Adjusted net income applicable to common shares, annualized (B)	$2,089	$1,928	$2,420	$2,078	$2,064
Return on average tangible common shareholders' equity (B/A)	11.6%	12.7%	17.8%	16.1%	16.7%